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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 2002, in the Registration Statement (Form S-1) and related Prospectus of Movie Gallery, Inc. for the registration of 9,487,500 shares of its common stock.

                                       /s/ Ernst & Young LLP

Birmingham, Alabama
April 10, 2002